UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 8, 2004

TEMPUR-PEDIC INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31922	33-1022198
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1713 Jaggie Fox Way Lexington, Kentucky 40511
(Address of principal executive offices)(Zip Code)

(800) 878-8889

Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On October 8, 2004, Tempur-Pedic International Inc. issued a press release providing preliminary third quarter earnings information and stating that it would be releasing its financial results for the third quarter ended September 30, 2004 on October 21, 2004. The press release is attached hereto as Exhibit 99.1 and incorporated herein.

The information in this report (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01. Regulation FD Disclosure.

The information furnished under Item 2.02 of this Form 8-K, including Exhibit 99.1 furnished herewith, is hereby incorporated by reference under this Item 7.01 as if fully set forth herein.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Not applicable.

(b) Pro Forma Financial Information.

Not applicable.

(c) Exhibits.

99.1. Press release dated October 8, 2004, titled “Tempur-Pedic International Inc. Provides Preliminary Third Quarter Earnings Information.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 8, 2004

Tempur-Pedic International Inc.

By:	/s/ Robert B. Trussell, Jr.
Name:	Robert B. Trussell, Jr.
Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press release dated October 8, 2004, titled “Tempur-Pedic International Inc. Provides Preliminary Third Quarter Earnings Information.”